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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                           Date of Report: May 5, 1998

                                   ALFIN, INC.
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               (Exact name of registrant as specified in charter)


              New York                     1-9135               13-3032734
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(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


                   720 Fifth Avenue, New York, New York. 10019
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                    (Address of principal executive offices)



                  Registrant's telephone number: (212) 333-7700















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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


(a) On April 30, 1998, Arthur Andersen LLP (the "Former Accountants") resigned as the Registrant's certifying accountants.

(b) In Connection with the audits of the Registrant's financial statements for the fiscal years ended July 31, 1996 and 1997 and for the period from August 1, 1997 through April 30, 1998, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report.

(c) The Former Accountants' reports on the Registrant's financial statements for the fiscal years ended July 31, 1996 and 1997 do not contain an adverse opinion or disclaimer of opinion and include an explanatory paragraph concerning the Registrant's ability to continue as a going concern.

(d) A letter from the Former Accountants addressed to the Securities and Exchange Commission stating that they agree with the Registrant's response to this Item is filed as a Exhibit hereto.

(e)  Exhibits

Letter from Arthur Andersen LLP in accordance with Item 4(d).

















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ALFIN, INC.

                                               By: /s/ Michael D. Ficke /s/
                                               ----------------------------
                                                   Michael D. Ficke, Secretary
Dated: May 5, 1998